Item 1.     Reports to Stockholders.

                              ASA (BERMUDA) LIMITED

                                     ANNUAL
                                     REPORT

                                                               [GRAPHIC OMITTED]

                                      2004

ASA (BERMUDA) LIMITED

Incorporated in the
Commonwealth of Bermuda

(Registration No. 33576)

ANNUAL REPORT AND FINANCIAL STATEMENTS

November 30, 2004

DIRECTORS

Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)

CONTENTS

Chairman's report                                                              2
Portfolio changes                                                              5
Certain investment policies and restrictions                                   6
Report of independent registered public accounting firm                        6
Schedule of investments                                                        7
Statements of assets and liabilities                                           8
Statements of operations                                                       9
Statements of surplus                                                         10
Statements of changes in net assets                                           10
Notes to financial statements                                                 11
Financial highlights                                                          13
Supplementary information                                                     13
Certain tax information for United States shareholders                        14
Dividend reinvestment plan                                                    16
Privacy notice                                                                16
Proxy voting                                                                  17
Form N-Q                                                                      17
Annual CEO certification                                                      17
Voting results                                                                17
Forward-looking statements                                                    17
Board of directors and officers                                               18

OFFICERS

Robert J.A. Irwin, CHAIRMAN, PRESIDENT AND TREASURER
Paul K. Wustrack, Jr., SECRETARY AND CHIEF COMPLIANCE OFFICER
Chester A. Crocker, ASSISTANT SECRETARY

EXECUTIVE OFFICES

11 Summer Street
Buffalo, New York

REGISTERED OFFICE

Canon's Court
22 Victoria Street
Hamilton HM 12, Bermuda

AUDITORS

Ernst & Young LLP, New York, NY, U.S.A.

COUNSEL

Appleby Spurling Hunter, Hamilton, Bermuda
Kirkpatrick & Lockhart Nicholson Graham LLP, Washington, DC, U.S.A.

CUSTODIAN

JPMorgan Chase Bank
Brooklyn, NY, U.S.A.

SUBCUSTODIAN

Standard Bank of South Africa Limited
Johannesburg, South Africa

FUND ACCOUNTANTS

Kaufman Rossin & Co., PA
Miami, FL, U.S.A.

SHAREHOLDER SERVICES

LGN Associates
Florham Park, NJ, U.S.A.
(973) 377-3535

TRANSFER AGENT

EquiServe Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

WEBSITE-HTTP://WWW.ASALTD.COM

COPIES OF THE SEMI-ANNUAL AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM LGN ASSOCIATES, LAWRENCE
G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE TRUST COMPANY, N.A. OF ANY CHANGE OF ADDRESS.

CHAIRMAN'S REPORT (UNAUDITED)

      ASA Limited ("ASA") relocated from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda, ASA (Bermuda) Limited (the "Company") on November 19, 2004. As a result of the reorganization, shareholders of ASA became shareholders of the Company.

      Shares of the Company commenced trading on the New York Stock Exchange at the opening of trading on Monday, November 22, 2004. The ticker symbol, ASA, remains the same.

      The Directors, investment policies and service providers of the Company are the same as those of its predecessor, ASA. Mr. Ronald McCarthy has retired as an officer but will remain as a director and will be engaged in winding up ASA's affairs in South Africa, including the closing of ASA's office in Johannesburg during 2005. The executive offices of the Company are located in Buffalo, New York. Shareholder services will continue to be provided by LGN Associates in Florham Park, New Jersey.

      The financial statements for the fiscal year ended November 30, 2004, reflect the results of operations of ASA through November 19, 2004 (the closing date of the reorganization) and the results of operations of the Company for the period November 20, 2004 through November 30, 2004.

      The financial statements are reported in United States dollars. (See Notes
(l)B and (1)F to the financial statements for additional information.) As used in this report, "Company" refers to ASA (Bermuda) Limited and, where applicable, ASA Limited.

      At November 30, 2004 the Company's net asset value was $49.95 per share. The closing price of the Company's stock was $44.82 per share at November 30, 2004, which represented a 10.3% discount to the net asset value. This compares with the net asset value of $51.54 per share at November 30, 2003 at which time the closing price was $47.16, a discount of 8.5% to the net asset value.

      Net investment income for the fiscal year ended November 30, 2004 was $.22 per share, as compared to $.84 per share for the fiscal year ended November 30, 2003. Realized gains from investments for the fiscal year ended November 30, 2004 were $.73 per share. There were no realized gains (losses) for the fiscal year ended November 30, 2003. Net realized loss from foreign currency transactions was ($.68) per share for the fiscal year ended November 30, 2004 as compared to a gain of $.32 per share for the fiscal year ended November 30, 2003.

      Dividends totaling $.55 per share in U.S. currency were paid during the fiscal year ended November 30, 2004. For the fiscal year ended November 30, 2003, the total dividend payments were $.80 per share. (See Certain tax information for United States shareholders (pages 14 and 15) for further comments.)

THE GOLD BULLION MARKET

      The dollar price of gold continued to hold the positive levels of 2003 during 2004, reaching a price peak of US$ 456.89 per ounce - a 16 year high. The price averaged US$ 406 per ounce for the eleven months to November 2004, up from an average US$ 363 per ounce during 2003. There are a number of fundamental factors that should lend support to the gold price. The first of these relates to official gold sales. The Central Bank Gold Agreement of 1999 was renewed during 2004 for another five years. This should be positive for sentiment, as it reintroduces a degree of certainty into the official source of gold supply. Under this agreement, total gold sales may not exceed 500 tons per year or a total of 2500 tons for the five-year duration of the agreement. The limit under the previous agreement was 400 tons per annum or 2000 tons in total over the five-year period. This additional tonnage is a small percentage of total annual gold traded and could be absorbed without causing excessive disruption to the gold market.

      Furthermore, the market is expecting official gold sales to fall as a percentage of total supply. The leasing arrangements of the old agreement remain in force under the renewed agreement. France and Germany have stated that they intend to sell up to 1200 tons of gold during the life span of the current agreement. The Bank of England is no longer party to this agreement, as the BOE is not intending to sell gold during this time period. Fabrication demand in the first half of 2004 was robust and the market is expecting that demand to remain strong in the second half. Jewelry fabrication rose in China, India and Turkey, as a result of sustained economic growth.

      This year saw the listing in both Johannesburg and New York of the long awaited gold certificate securities which trade like exchange traded funds
(ETF). They join the one already listed in Australia. These securities, which represent 1/100 (1/10 in New York) of one fine troy ounce of gold, are backed by actual bullion held in safe custody. These instruments allow the retail and institutional investor to gain exposure to the domestic price of gold without the costs of holding coins or bar. It is expected that these ETFs will raise both the public awareness of the investment potential of the metal and demand for it.

      Producers continue to de-hedge. In the first half of the year, the producers cut hedge positions by a fraction over 200 tons. The producers are reducing their hedge positions as a strategic objective, a trend that should continue while the gold price is strong. This acts as a sizable source of demand for gold.

      Mine output has been under pressure, although there are new projects coming on stream that should lead to rising global output next year. However, strong domestic currencies relative to the US dollar are placing pressure on production costs, which could lead to rationalization of production in South Africa, Australia and Canada in particular.

THE GOLD SHARE MARKET

      Unfortunately, the strong rand/dollar exchange rate, coupled with high cost inflation on the mines, reduced any benefits of a higher dollar gold price, with the South African producers experiencing a rand gold price that was 4% lower than last year. The FTSE/JSE Gold Mining Index at the end of November 2004 was 25% lower than a year earlier. In dollar terms, the AngloGold Ashanti share price declined 16%, Harmony fell 33%, while Gold Fields ended the period up 3%. These last two shares are, of course, also responding to the potential corporate action. Operationally, the South African gold producers are putting strategies in place to cope with the stronger rand environment.

      The performance of the North American producers, as measured by the Philadelphia Gold and Silver Index (XAU), was surprisingly unexciting with almost no change to the index compared to a year earlier.

THE GOLD MINING INDUSTRY

      Corporate activity continues to be a feature of the South African mining sector, with consolidation of the industry continuing. AngloGold concluded their merger with Ashanti to form AngloGold Ashanti. Gold Fields failed in their attempt to merge their offshore assets with IAMGOLD, while the recent feature of the industry has been Harmony's acrimonious hostile bid for Gold Fields.

THE PLATINUM INDUSTRY

      The platinum price rose by 6% during 2004, and at the end of November 2004 was trading at US$ 865 per ounce. The price reached a 24-year peak of US$ 937 per ounce in April. Supply and demand is expected to be in balance for 2004. Demand for platinum for auto catalysts is expected to rise due to higher sales of diesel cars in Europe coupled with tighter emission limits. Industrial demand for platinum should rise, but jewelry demand is expected to soften. Supply is expected to grow, thereby providing sufficient metal to meet demand. In 2005, continued supply growth could push the market into surplus, a position not seen for several years. As a result, the platinum price is unlikely to maintain its current heady level. A lower platinum price relative to an even stronger rand/dollar exchange rate could lead to pressure on producer profits. Over the year, AngloAmerican Platinum's share price dropped 20% and Impala fell 9%.

      The South African draft Mineral and Petroleum Royalty Bill, which outlines the royalties to be paid by various mineral related industries, was introduced last year and was expected to have been passed during 2004. The mining industry contended that a royalty based on revenue, without taking profitability into account, could damage the industry. Furthermore, excessive royalties would decrease the attractiveness of mining and could deter mining related investment. Government is currently evaluating industry feedback and plans to publish the royalty bill during the first half of 2005.

HIV/AIDS

      One of the major issues confronting the South African Mining Industry is HIV/AIDS. At present, it is estimated that five million out of 45 million people in South Africa are infected with the virus. Infection rates in the mining industry tend to be worse than the national average at 20% to 30% according to a survey conducted by the South African Business Coalition on HIV and AIDS. As such, the mining industry is expected to be adversely affected by the illness. On the positive side, however, the mining industry leads the nation in terms of managing the effects of HIV/AIDS, with most of the major mining companies instituting health and welfare policies aimed at reducing the impact of the disease on operations while also improving the quality of life of the infected.

PORTFOLIO MOVEMENTS

      The ongoing concentration by the gold mining industry to meet the South African Government's call to assimilate Black Economic Empowerment (BEE) into all spheres of the economy has spawned the creation of a new BEE gold mining company under the name of Mvelaphanda Resources Limited. A small holding in this company was acquired during the year.

      The holding in Avgold Limited was increased during the year. However, Harmony Gold Mining Company Limited completed a successful merger with Avgold on a one for ten share issue basis, thus continuing the rationalization taking place in the South African gold mining industry. The Company also decreased its holding in Gold Fields Limited by a small amount.

THE ECONOMIC ENVIRONMENT

      The overarching economic variable, from a South African mineral producer's perspective, is the rand/dollar exchange rate. During 2004, the rand hit a six-year high against the dollar of 5.7083 per US$.

      It is clear from a comparison of the gain of other currencies against the US$ so far in 2004 that the rand's 12% rise is due not just to the US$ weakness but to specific rand demand. For example, that other "commodity based currency," the Australian dollar, is up just 1% against the US$ in the same period. South African mining companies have largely blamed the strong rand for poor profitability. Recent reports, however, indicate that South African export manufacturers are also suffering and large-scale closures of manufacturing capacity have been reported. This is not a uniquely South African phenomenon, as similar complaints about the weak dollar have been emanating from Europe and Japan. Notably, the euro has also just traded at a multi-year high against the dollar as the US current account deficit rose to record levels.

      A positive development on the economic front in South Africa was the announcement of a further relaxation of exchange controls in the second half of 2004. Companies are no longer subject to foreign investment limits, but will still require official approval for investments. In theory, South African mining companies can now invest offshore without limit as long as the intended investment passes muster with the authorities.

      Economic growth seems to be gathering momentum in South Africa as third quarter GDP growth exceeded expectations. The economy grew at 5.6% (quarter on quarter annualized) up from 4.5% in the second quarter. This high level of growth may cause the South African Reserve Bank to delay any further rate cuts as fears that an overheating economy could rekindle inflation. Apart from the unexpected rate cut in August, the Reserve Bank has resisted calls for rate cuts to weaken the currency.

DIVIDENDS AND EARNINGS

      The squeeze on earnings and dividends as a result of exchange rate pressures and rising costs has especially affected the South African producers. Reflecting this squeeze the Company's 2004 net investment income was only $.22 per share, significantly lower than the $.84 per share in 2003 and the $.85 per share in 2002. Thus, the total dividend payment of $.55 per share paid in 2004 exceeded investment income significantly and yet compared unfavorably with the $.80 per share dividend paid in 2003.

      Other factors are influencing the lower dividend payout of the companies in the portfolio. In recent years gold mining has been concentrated in fewer and larger companies. These companies tend to deploy their earnings into diversification, exploration and development rather than into dividends as was the practice of the industry in the past.

THE COMPANY'S TAX STATUS

      As noted in past reports, ASA was successful in convincing the South African Parliament to pass special legislation extending its exemption from certain taxes until November 30, 2004.

      As a result, ASA persisted in its efforts to move from South Africa to Bermuda to avoid the imposition of certain South African taxes and completed its reorganization as a Bermuda company as of November 19, 2004.

      The successful completion of the reorganization prior to November 30, 2004 allowed the Company to eliminate the deferred South African capital gains tax liability of approximately $1.00 per share at the date of the reorganization. However, this benefit was reduced by approximately $.09 per share for an accrual of South African transfer taxes payable by the Company in connection with the transaction. (See Notes 2 and 4 to the financial statements.)

                                      * * *

      THE ANNUAL GENERAL MEETING OF SHAREHOLDERS WILL BE HELD ON THURSDAY, MARCH 3, 2005 AT 10:00 A.M. AT THE OFFICES OF UBS, 1285 AVENUE OF THE AMERICAS, 14TH FLOOR, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                          ROBERT J.A. IRWIN, CHAIRMAN, PRESIDENT
                                            AND TREASURER

    PHILADELPHIA GOLD & SILVER INDEX (XAU): Monthly average price (unaudited)

                              [LINE CHART OMITTED]

  [The following table was depicted as a line chart in the printed materials.]

                                       53
                                       54
                              "2002"   58
                                       66
                                       65
                                       71
                                       81
                                       78
                                       69
                                       65
                                       73
                                       63
                                       66
                                       74
                              "2003"   78
                                       73
                                       66
                                       66
                                       72
                                       78
                                       79
                                       87
                                       93
                                       94
                                       101
                              "2004"   107.5
                                       102.69
                                       99.63
                                       100.13
                                       93.82
                                       84.03
                                       85.83
                                       87.53
                                       89.88
                                       94.95
                                       101.71
                                       106.83

     LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce (unaudited)

                              [LINE CHART OMITTED]

  [The following table was depicted as a line chart in the printed materials.]

                                       276
                                       276
                              "2002"   282
                                       296
                                       294
                                       303
                                       314
                                       321
                                       313
                                       310
                                       319
                                       317
                                       319
                                       332
                              "2003"   357
                                       359
                                       341
                                       328
                                       356
                                       357
                                       351
                                       360
                                       379
                                       379
                                       390
                                       407.59
                              "2004"   413.99
                                       405.33
                                       406.67
                                       403.02
                                       383.45
                                       391.99
                                       398.09
                                       400.48
                                       405.27
                                       420.46
                                       439.39

================================================================================
PORTFOLIO CHANGES DURING THE YEAR ENDED                  NUMBER OF SHARES
NOVEMBER 30, 2004 (UNAUDITED)                         INCREASE       DECREASE

            Avgold Limited                             240,000      2,911,230(1)
            Gold Fields Limited                                       640,000
            Harmony Gold Mining Company Limited        291,123(2)
            Mvelaphanda Resources Limited            1,950,000

(1) Redeemed in connection with merger into Harmony Gold Mining Company Limited in May 2004.
(2)   Received in connection with merger of Avgold Limited in May 2004.

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS (UNAUDITED)

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Bye-Laws and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activities in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of the Company's total assets, other than minor amounts which may be held in cash, may (i) be invested in common shares or securities convertible into common shares of companies engaged in other business of varied types in the Republic of South Africa, (ii) be held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that the Company's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of the Company's total assets) and/or (iii) be invested in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that the Company's investment in such companies may not exceed 20% of the value of the Company's total assets). If investment considerations warrant, the Company may deviate from the foregoing to the extent it temporarily holds its assets in cash, cash equivalents or securities issued or guaranteed by the Government of South Africa or any instrumentality thereof (South African Government Securities).

2. Not to invest in securities, except South African Government Securities, of any issuer if as a result over 20 per cent in value of the Company's total assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of companies, each of which exceeds 10 per cent of such value.

3. Not to invest in securities of any class of any issuer (except South African Government Securities) if as a result the Company would at the time own over 10 per cent of such securities outstanding.

================================================================================
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of
Directors of ASA (Bermuda) Limited:

      We have audited the accompanying statements of assets and liabilities of ASA (Bermuda) Limited (prior to November 20, 2004 ASA Limited) as of November 30, 2004 and 2003, including the schedule of investments, as of November 30, 2004, and the related statements of operations, surplus and changes in net assets, and supplementary information for each of the two years in the period ended November 30, 2004, and the financial highlights for each of the three years in the period ended November 30, 2004. These financial statements, financial highlights, and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights, and supplementary information based on our audits. The financial highlights for the years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights, and supplementary information. Our procedures included confirmation of securities owned as of November 30, 2004 and 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements, financial highlights, and supplementary information referred to above, and audited by us, present fairly, in all material respects, the financial position of ASA (Bermuda) Limited as of November 30, 2004 and 2003, and the results of its operations, its surplus, changes in its net assets, and supplementary information for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.


                                                    Ernst & Young LLP
                                                    New York, N.Y., U.S.A.

December 30, 2004

SCHEDULE OF INVESTMENTS

November 30, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Number of                       Percent of
Name of Company                                                                     Shares     Market Value      Net Assets
---------------------------------------------------------------------------------------------------------------------------
ORDINARY SHARES OF GOLD MINING COMPANIES
AUSTRALIAN GOLD MINES
Newcrest Mining Limited - ADRs                                                   3,000,000     $ 40,530,876            8.5%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 40,530,876            8.5
---------------------------------------------------------------------------------------------------------------------------
UNITED STATES GOLD MINES
Newmont Mining Corporation                                                         520,368       24,639,425            5.1
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 24,639,425            5.1
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICAN GOLD MINES
AngloGold Ashanti Limited                                                        2,389,894       96,140,985           20.0
Gold Fields Limited                                                              9,704,977      137,468,126           28.7
Harmony Gold Mining Company Limited                                                292,459        3,124,585             .7
Harmony Gold Mining Company Limited - ADRs                                       2,166,400       22,703,872            4.7
---------------------------------------------------------------------------------------------------------------------------
                                                                                                259,437,568           54.1
---------------------------------------------------------------------------------------------------------------------------
CANADIAN GOLD MINES
Barrick Gold Corporation                                                           730,000       17,950,700            3.7
Placer Dome Incorporated                                                         1,065,312       22,914,861            4.8
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 40,865,561            8.5
---------------------------------------------------------------------------------------------------------------------------
SOUTH AMERICAN GOLD MINES
Compania de Minas Buenaventura - ADRs                                              900,000       21,150,000            4.4
---------------------------------------------------------------------------------------------------------------------------
                                                                                                386,623,430           80.6
---------------------------------------------------------------------------------------------------------------------------
ORDINARY SHARES OF OTHER COMPANIES
SOUTH AFRICAN MINING
Anglo American PLC                                                               1,280,000       30,548,890            6.4
Anglo American Platinum Corporation Limited                                        820,500       30,115,763            6.3
IMPALA PLATINUM HOLDINGS LIMITED                                                   262,700       22,453,158            4.7
Mvelaphanda Resources Limited (1)                                                1,950,000        5,779,613            1.2
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 88,897,424           18.6
---------------------------------------------------------------------------------------------------------------------------
Total investments (Cost - $151,159,299)(2)                                                      475,520,854           99.2
---------------------------------------------------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES                                                            4,012,314             .8
---------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                     $479,533,168          100.0%
---------------------------------------------------------------------------------------------------------------------------

(1) Non-income producing security.

(2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2004 were $326,843,763 and $2,482,208, respectively, resulting in net unrealized appreciation on investments of $324,361,555.

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

PORTFOLIO STATISTICS

November 30, 2004
--------------------------------------------------------------------------------
COUNTRY BREAKDOWN*
South Africa                                                               72.7%
Australia                                                                   8.5%
Canada                                                                      8.5%
United States                                                               5.1%
South America                                                               4.4%

* Country breakdowns are expressed as a percentage of total net assets. The entire portfolio consists of investments in ordinary shares of companies that mine gold and other precious metals.

STATEMENTS OF ASSETS AND LIABILITIES

---------------------------------------------------------------------------------------------------------------------
                                                                                    November 30,         November 30,
ASSETS                                                                                      2004                 2003
---------------------------------------------------------------------------------------------------------------------
Investments, at market value
  Gold mining companies -
    Cost $124 481 296 in 2004
         $125 445 039 in 2003                                                      $ 386,623,430        $ 410,838,633
  Other companies -
    Cost $26 678 003 in 2004 and 2003                                                 88,897,424           87,106,012
---------------------------------------------------------------------------------------------------------------------
                                                                                     475,520,854          497,944,645
---------------------------------------------------------------------------------------------------------------------
Cash                                                                                   5,281,072            6,864,615
Dividends and interest receivable                                                        291,361              175,216
Other assets                                                                             268,677              177,852
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                         481,361,964          505,162,328
---------------------------------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------------------------------
Accounts payable and accrued liabilities                                               1,828,796              612,977
Payable for securities purchased                                                              --            1,027,362
Current year South African tax liability                                                      --              121,313
Deferred South African tax liability                                                          --            8,616,587
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                      1,828,796           10,378,239
---------------------------------------------------------------------------------------------------------------------
NET ASSETS (SHAREHOLDERS' INVESTMENT)                                              $ 479,533,168        $ 494,784,089
---------------------------------------------------------------------------------------------------------------------
Ordinary (common) shares $1.00 par value (R0.25 nominal (par) value in 2003)
  Authorized: 30,000,000 shares (24,000,000 shares in 2003)
  Issued and Outstanding: 9,600,000 shares in 2004 and 2003                            9,600,000            3,360,000
Share premium (capital surplus)                                                       21,249,156           27,489,156
Undistributed net investment income                                                   55,874,569           59,083,301
Undistributed net realized (loss) from foreign currency transactions                 (54,667,390)         (48,181,979)
Undistributed net realized gain from investments                                     122,131,967          115,112,525
Net unrealized appreciation on investments                                           324,361,555          337,205,016
Net unrealized appreciation on translation of assets
  and liabilities in foreign currency                                                    983,311              716,070
---------------------------------------------------------------------------------------------------------------------
Net assets                                                                         $ 479,533,168        $ 494,784,089
---------------------------------------------------------------------------------------------------------------------
Net assets per share                                                               $       49.95        $       51.54
---------------------------------------------------------------------------------------------------------------------

The closing price of the Company's shares on the New York Stock Exchange was $44.82 and $47.16 on November 30, 2004 and 2003, respectively.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

Years ended November 30, 2004 and 2003

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2004               2003
-------------------------------------------------------------------------------------------------------------------------------
Investment income
 Dividend income (net of foreign witholding taxes of $68,998 and $69,643
    in 2004 and 2003, respectively)                                                            $   6,460,475      $  10,877,665
 Interest income                                                                                     182,298            704,772
-------------------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                        6,642,773         11,582,437
-------------------------------------------------------------------------------------------------------------------------------
Expenses
 Shareholder reports and proxy expenses                                                              185,932            122,387
 Directors' fees and expenses                                                                        595,021            462,872
 Salaries and benefits                                                                               588,124            468,678
 Other administrative expenses                                                                       775,663            641,974
 Transfer agent, registrar and custodian                                                             121,754            127,291
 Professional fees and expenses                                                                      900,947            824,423
 Insurance                                                                                           147,081            144,417
 Charitable contributions                                                                            100,000            117,619
 Foreign transfer tax expense                                                                        832,015                 --
 Other                                                                                               365,425            277,624
-------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                 4,611,962          3,187,285
-------------------------------------------------------------------------------------------------------------------------------
 Net investment income before South African tax                                                    2,030,811          8,395,152
 South African tax (tax benefit)                                                                     (40,457)           294,986
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              2,071,268          8,100,166
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments
 Proceeds from sales                                                                               8,403,634                 --
 Cost of securities sold                                                                           1,384,192                 --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                 7,019,442                 --
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency transactions
 Investments                                                                                      (6,872,264)                --
 Foreign currency                                                                                    386,853          1,399,249
 South African tax refund                                                                                 --          1,639,641
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency transactions                                       (6,485,411)         3,038,890
-------------------------------------------------------------------------------------------------------------------------------
Net increase in unrealized appreciation on investments
 Balance, beginning of year                                                                      345,821,603        170,170,266
 Balance, end of year                                                                            324,361,555        345,821,603
-------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease)                                                                              (21,460,048)       175,651,337
Deferred South African tax-change for the year                                                     8,616,587         (5,155,412)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation from investments                              (12,843,461)       170,495,925
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation on translation of
  assets and liabilities in foreign currency                                                         267,241           (594,119)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from investments and foreign currency transactions       (12,042,189)       172,940,696
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $  (9,970,921)     $ 181,040,862
-------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2004 and 2003

------------------------------------------------------------------------------------------------------------
                                                                           November 30,         November 30,
STATEMENTS OF SURPLUS                                                              2004                 2003
------------------------------------------------------------------------------------------------------------
Share premium (capital surplus)
    Balance, beginning of year                                            $  27,489,156        $  27,489,156
    Change due to reorganization                                             (6,240,000)                  --
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $  21,249,156        $  27,489,156
------------------------------------------------------------------------------------------------------------
Undistributed net investment income
    Balance, beginning of year                                            $  59,083,301        $  58,663,135
    Net investment income for the year                                        2,071,268            8,100,166
    Dividends paid                                                           (5,280,000)          (7,680,000)
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $  55,874,569        $  59,083,301
------------------------------------------------------------------------------------------------------------
Undistributed net realized (loss) from
  foreign currency transactions
    Balance, beginning of year                                            $ (48,181,979)       $ (51,220,869)
    Net realized gain (loss) for the year                                    (6,485,411)           3,038,890
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $ (54,667,390)       $ (48,181,979)
------------------------------------------------------------------------------------------------------------
Undistributed net realized gain from investments
    (Computed on identified cost basis)
    Balance, beginning of year                                            $ 115,112,525        $ 115,112,525
    Net realized gain for the year                                            7,019,442                   --
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $ 122,131,967        $ 115,112,525
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments
    Balance, beginning of year                                            $ 337,205,016        $ 166,709,091
    Net increase (decrease) for the year                                    (12,843,461)         170,495,925
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $ 324,361,555        $ 337,205,016
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities in foreign currency
    Balance, beginning of year                                            $     716,070        $   1,310,189
    Net unrealized appreciation (depreciation)
      for the year                                                              267,241             (594,119)
------------------------------------------------------------------------------------------------------------
    Balance, end of year                                                  $     983,311        $     716,070
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                2004                 2003
------------------------------------------------------------------------------------------------------------
Net investment income                                                     $   2,071,268        $   8,100,166
Net realized gain from investments                                            7,019,442                   --
Net realized gain (loss) from foreign currency
  transactions                                                               (6,485,411)           3,038,890
Net increase (decrease) in unrealized appreciation on investments           (12,843,461)         170,495,925
Net unrealized appreciation (depreciation) on translation of assets
  and liabilities in foreign currency                                           267,241             (594,119)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (9,970,921)         181,040,862
Dividends paid                                                               (5,280,000)          (7,680,000)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       (15,250,921)         173,360,862
Net assets, beginning of year                                               494,784,089          321,423,227
------------------------------------------------------------------------------------------------------------
Net assets, end of year                                                   $ 479,533,168        $ 494,784,089
------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Years ended November 30, 2004 and 2003

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES ASA (Bermuda) Limited (the "Company") is a closed-end management investment company registered under the United States Investment Company Act of 1940, and was organized as an exempted limited liability company under the laws of Bermuda on April 29, 2003. On
November 19, 2004, the Company, pursuant to an Agreement and Plan of Reorganization, the ("Reorganization") acquired all the assets and assumed all the liabilities of ASA Limited ("ASA"), a South Africa public limited liability company. The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

Portfolio securities are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2004 sales of securities amounted to $8,403,634 and purchases of securities amounted to $7,292,714. During the year ended November 30, 2003 there were no sales of securities and purchases of securities amounted to $5,296,118.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D. DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for United States federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 and 15 for additional tax information for United States shareholders.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

F. BASIS OF PRESENTATION

The financial statements are presented in United States dollars.

Certain prior year amounts in the accompanying financial statements have been reclassified to conform with current year presentation.

2 TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company prior to the Reorganization was subject to tax on dividends received from sources other than South Africa. In addition, beginning with the fiscal year ended November 30, 2002, the Company was subject to tax on interest earned on cash deposits. A tax benefit for South African taxes of $40,457 and a tax provision of $294,986 for these items have been included in the accompanying financial statements for the fiscal years ended November 30, 2004 and November 30, 2003, respectively.

The deferred tax liability of $8,616,587, which had been included for the tax on unrealized capital gains on securities for the fiscal year ended November 30, 2003, was eliminated as a result of the Reorganization.

In addition, the Company had previously provided for and paid taxes on foreign exchange gains. However, the Company was assessed by the South African Revenue Service ("SARS") on the basis that it was exempt from tax on foreign exchange gains, and in November 2003, after the completion of a refund audit performed by SARS, the Company received a refund in respect of the overpayment of tax in the amount of $1,639,641, plus interest.

3 RETIREMENT PLANS Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the years ended November 30, 2004 and 2003 there were no covered employees under the plan and, consequently, no retirement expense was incurred.

In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

The Board of Directors approved an increase in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002, $45,000 in March 2003
and $55,000 in February 2004. As a result, the Company has recorded expense amounts of $53,333 and $41,562 for the years ended November 30, 2004 and November 30, 2003, respectively.

The Company has recorded an asset in the amount of $150,750, ($145,000 in 2003) related to the retirement obligation liability of $385,635 as of November 30, 2004, ($315,900 in 2003). The $385,635 represents the total liability payable under the agreement at November 30, 2004. Upon retirement from the Company, the liability under the agreement is payable in ten (10) consecutive equal annual payments to the Chairman.

4 COMPANY REORGANIZATION The following table illustrates the effect on the authorized number of shares, par value, and share premium (capital surplus) as a result of the Reorganization:

                                   Prior to                    After
                                Reorganization            Reorganization
                                 ---------------------------------------
           Par Value             R        0.25             $        1.00
                                 =============             =============
           Authorized
           number of shares         24,000,000                30,000,000
                                 -------------             -------------
           Common shares
           at par value          $   3,360,000             $   9,600,000

           Share premium
           (capital surplus)        27,489,156                21,249,156
                                 -------------             -------------
           Total                 $  30,849,156             $  30,849,156
                                 =============             =============

As a result of the Reorganization, the net asset value per share of the Company as of the close of business on November 19, 2004 increased approximately $0.91 per share due to the elimination of the deferred tax liability for potential South African capital gains taxes on the books of ASA in the amount of $9,613,374 ($1.00 per share), reduced by an accrual of $832,015 ($.09 per share) for South African taxes payable by the Company as a result of the Reorganization.

In connection with the Reorganization, the Company has incurred $2,447,747 in expenses through November 30, 2004. These amounts are recorded in the statements of operations for the fiscal years ended November 30, 2004 and November 30, 2003 in the following classifications:

                                                 November 30
                                           2004                2003
                                       ----------            --------
              Shareholder reports
              and proxy expenses       $   60,000            $     --

              Directors fees
              and expenses                 43,500                  --

              Salaries and benefits        43,500                  --

              Professional fees
              and expenses                769,338             627,404

              Foreign transfer
              tax expense                 832,015                  --

              Other                        70,209               1,780
                                       ----------            --------
                                       $1,818,562            $629,185
                                       ==========            ========

5 CONCENTRATION RISK Under normal circumstances, over 50% of the Company's assets will be invested in equity securities of companies conducting, as a major portion of their business, gold mining and related activities in South Africa. The Company also invests in securities of companies engaged in other businesses in South Africa, including the mining of other precious metals. In addition, the Company invests a portion of its assets in securities of companies operating outside of South Africa in extractive and related activities, including gold mining. The Company is, therefore, subject to gold and precious metal related risks as well as risks related to investing in South Africa including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious metals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

6  COMMITMENTS  The Company has a lease for office  space in  Johannesburg  that
expires  in  February  2005.  The  remaining   commitment  under  the  lease  is
approximately $15,000.

FINANCIAL HIGHLIGHTS

                                                                                       Year Ended November 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                       2004         2003         2002         2001         2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                 $  51.54     $  33.48     $  21.97     $  17.58     $  22.51
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                   .22          .84          .85         1.00          .61
Net realized gain from investments                                      .73           --          .51         3.05         1.00
Net realized gain (loss) from foreign currency transactions            (.68)         .32        (1.13)        (.24)       (1.02)
Net increase (decrease) in unrealized appreciation on investments     (1.34)       17.76        11.84         1.40        (4.88)
Net unrealized appreciation (depreciation) on translation of
  assets and liabilities in foreign currency                            .03         (.06)         .24         (.02)        (.04)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (1.04)       18.86        12.31         5.19        (4.33)
Less dividends                                                         (.55)        (.80)        (.80)        (.80)        (.60)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                       $  49.95     $  51.54     $  33.48     $  21.97     $  17.58
===============================================================================================================================

Market value per share, end of year                                $  44.82     $  47.16     $  30.06     $  19.83     $  14.56

TOTAL INVESTMENT RETURN(1)(2)
Based on market value per share                                       (3.67%)      59.91%       55.72%       41.76%      (21.06%)

RATIOS TO AVERAGE NET ASSETS(1)
Expenses                                                               1.03%         .84%         .91%        1.10%        1.15%
Net investment income                                                   .46%        2.09%        2.63%        4.61%        3.06%

SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                              $479,533     $494,784     $321,423     $210,944     $168,726
Portfolio turnover rate                                                1.63%          --         4.41%       11.18%        7.43%

Per share calculations are based on the 9,600,000 shares outstanding.

(1) Determined in U.S. dollar terms.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company's dividend reinvestment plan.

SUPPLEMENTARY INFORMATION

Years ended November 30, 2004 and 2003

-------------------------------------------------------------------------------------------------------------------------
CERTAIN FEES INCURRED BY THE COMPANY                                                            2004               2003
-------------------------------------------------------------------------------------------------------------------------
Directors' fees                                                                               $325,000           $288,500
Officers' remuneration                                                                         512,810            500,220
Ranquin Associates (a company of which a former officer was an affiliated person)               44,800             37,800
-------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

      The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975.

Year ended November 30                                   Per year        Per day
--------------------------------------------------------------------------------
1964                                                       $ .042        $.00012
--------------------------------------------------------------------------------
1965                                                         .067         .00019
--------------------------------------------------------------------------------
1966                                                         .105         .00029
--------------------------------------------------------------------------------
1967                                                         .277         .00076
--------------------------------------------------------------------------------
1968                                                         .241         .00066
--------------------------------------------------------------------------------
1969                                                         .461         .00126
--------------------------------------------------------------------------------
1970                                                         .218         .00060
--------------------------------------------------------------------------------
1971                                                         .203         .00056
--------------------------------------------------------------------------------
1972                                                         .445         .00122
--------------------------------------------------------------------------------
1973                                                         .497         .00136
--------------------------------------------------------------------------------
1974                                                        1.151         .00316
--------------------------------------------------------------------------------
1975                                                         .851         .00233
--------------------------------------------------------------------------------
1976                                                         .370         .00101
--------------------------------------------------------------------------------
1977                                                         .083         .00023
--------------------------------------------------------------------------------
1978                                                         .357         .00098
--------------------------------------------------------------------------------
1979                                                         .219         .00060
--------------------------------------------------------------------------------
1980                                                        1.962         .00538
--------------------------------------------------------------------------------
1981                                                         .954         .00261
--------------------------------------------------------------------------------
1982                                                         .102         .00028
--------------------------------------------------------------------------------
1983                                                          -0-            -0-
--------------------------------------------------------------------------------
1984                                                          -0-            -0-
--------------------------------------------------------------------------------
1985                                                       (.151)       (.00041)
--------------------------------------------------------------------------------
1986                                                          -0-            -0-
--------------------------------------------------------------------------------
1987                                                          -0-            -0-
--------------------------------------------------------------------------------


      Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of a United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

      In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

      As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend,** with no interest charge.

      If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraphs generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election

----------
* For example, the Company made annual distributions of $.80, $.80 and $.80 per share during the taxable years ended November 30, 2003, 2002 and 2001, respectively, an average per year of $.80 per share. Accordingly, any distribution in excess of $1.00 per share (125% of $.80) would be treated as an excess distribution for the taxable year ended November 30, 2004. (All amounts in U.S. currency.)

** Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive.

will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

      Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

      A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

      Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2003 and who files his tax return on the basis of a calendar year may make a QEF election on his 2004 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2003 may also make the QEF election on his 2004 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

      The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

      In early 2005, the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2004 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

      Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

      Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

      DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)

EquiServe Trust Company, N.A. ("EquiServe") has been engaged to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

      For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

      For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to each purchase of shares. Shareholder sales of shares held by EquiServe in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

      Participation in the Plan may be terminated by a participant at any time by written instructions to EquiServe. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

      Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

      To participate in the Plan an investor may not hold his or her shares in a "street name" brokerage account.

      Additional information regarding the Plan may be obtained from EquiServe Dividend Reinvestment Plan, 150 Royall St., Canton, MA 02021. Information may
also be obtained by calling EquiServe's Telephone Response Center at 800-446-2617 between 8:30 a.m. and 5 p.m., Eastern time, Monday through Friday.

================================================================================
PRIVACY NOTICE (UNAUDITED)

      The Company is committed to protecting the financial privacy of its shareholders.

      We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

      We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

OTHER INFORMATION (UNAUDITED)

================================================================================
PROXY VOTING

      The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2004 is available on the Company's website at HTTP://WWW.ASALTD.COM and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV. A written copy of the Company's policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

FORM N-Q

      The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV. The Company's Forms N-Q also may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information reported on Form N-Q also is included in the Company's financial statements for the first and third quarters of each fiscal year which are available on the Company's web site at HTTP://WWW.ASALTD.COM.

ANNUAL CEO CERTIFICATION

      As required, the Company submitted to the New York Stock Exchange ("NYSE") in 2004 the annual certification of the Company's Chief Executive Officer that he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Company also included the certification of the Company's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the Company's Form N-CSR for the year ended November 30, 2004 filed with the Securities and Exchange Commission.

VOTING RESULTS

      The following votes were cast at a special General Meeting of Shareholders of ASA held on November 11, 2004

      PROPOSAL TO APPROVE THE REORGANIZATION OF ASA LIMITED INTO ASA (BERMUDA) LIMITED AND THE SUBSEQUENT WINDING UP OF ASA LIMITED.

                      For            Against         Abstain
                     ----            -------         -------

                   3,992,540          42,265          31,491

FORWARD-LOOKING STATEMENTS

      This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South Africa and other international securities and foreign exchange markets, the price of gold, platinum and other precious metals and changes in tax law.

THE BOARD OF DIRECTORS AND OFFICERS
OF ASA (BERMUDA) LIMITED

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. The address of each director and officer is c/o LGN Associates, P.O. Box 269, Florham Park, NJ 07932.

INTERESTED DIRECTORS

ROBERT J.A. IRWIN (77)

Position held with the Company: Chairman, President and Treasurer

Director since: 2003 (ASA Limited since 1987)

Principal Occupations During Past 5 Years: Chairman and Treasurer of ASA Limited

Other Directorships held by Director: Former President, Chief Executive Officer and Director of Niagara Share Corporation

CHESTER A. CROCKER (63)

Position held with the Company: Director and Assistant Secretary since 2004

Director since: 2004 (ASALimited from 1996 to 2004)

Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
  Strategic Studies, School of Foreign Service, Georgetown University;

President of Crocker Group (consultants)

Other Directorships held by Director: Director of Universal Corporation,
  Chairman and Director of United States Institute of Peace, Director of First Africa Holdings Ltd. and G3 Good Governance Group, Ltd.

RONALD L. MCCARTHY (71)

Position held with the Company: Director

Director since: 2004 (ASA Limited since 1988)

Principal Occupations During Past 5 Years: Managing Director and, since 2001,
  Secretary of ASA Limited

Other Directorships held by Director: None

================================================================================
INDEPENDENT DIRECTORS

HENRY R. BRECK (67)

Position held with the Company: Director

Director since: 2004 (ASALimited from 1996 to 2004)

Principal Occupations During Past 5 Years: Chairman and a director of Ark Asset
  Management Co., (registered investment adviser)

Other Directorships held by Director: Director of Butler Capital Corp.

HARRY M. CONGER (74)

Position held with the Company: Deputy Chairman (non-executive)

Director since: 2004 (ASALimited from 1984 to 2004)

Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
  Homestake Mining Company

Other Directorships held by Director: Director of Apex Silver Mines

JOSEPH C. FARRELL (69)

Position held with the Company: Director

Director since: 2004 (ASALimited from 1999 to 2004)

Principal Occupations During Past 5 Years: Retired and former Chairman,
  President and CEO of The Pittston Company

Other Directorships held by Director: Director of Universal Corporation and
  SkyLink Airways, Inc.

JAMES G. INGLIS (60)

Position held with the Company: Director

Director since: 2004 (ASALimited from 1998 to 2004)

Principal Occupations During Past 5 Years: Chairman of Melville Douglas
  Investment Management (Pty) Ltd. since 2002; Executive Director prior thereto.

Other Directorships held by Director: Director of Coupon Holdings (Pty) Ltd.

MALCOLM W. MACNAUGHT (68)

Position held with the Company: Director

Director since: 2004 (ASA Limited since 1998)

Principal Occupations During Past 5 Years: Retired and formerly Vice President and Portfolio Manager at Fidelity Investments

Other Directorships held by Director: Director of Meridian Gold, Inc.

ROBERT A. PILKINGTON (59)

Position held with the Company: Director

Director since: 2004 (ASA Limited since 1979)

Principal Occupations During Past 5 Years: Investment banker and Managing
  Director of UBS Securities LLC or predecessor companies

Other Directorships held by Director: Director of Avocet Mining PLC

A. MICHAEL ROSHOLT (84)

Position held with the Company: Director

Director since: 2004 (ASA Limited since 1982)

Principal Occupations During Past 5 Years: Chairman of the National Business
  Initiative (South Africa), a non-profit organization; formerly Chairman of Barlow Rand Limited

Other Directorships held by Director: None

================================================================================
OTHER OFFICERS

PAUL K. WUSTRACK, JR.

Position held with the Company: Secretary and Chief Compliance Officer

Principal Occupations During Past 5 Years: Assistant U.S. Secretary of ASA
  Limited since 2002, Chief Compliance Officer since 2004; prior thereto, Special Counsel, Phillips, Lytle, Hitchcock, Blaine & Huber LLP

Item 2.     Code of Ethics.

            (a) The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

            (b)   Not applicable.

            (c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

            (d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

            (e)   Not applicable.

            (f)   A copy of the registrant's code of ethics is filed herewith.

Item 3.     Audit Committee Financial Expert.

            The registrant's board of directors has determined that Malcolm W. MacNaught is an "audit committee financial expert" as defined in Item 3 to Form N-CSR. Mr. MacNaught has 35 years of experience evaluating and analyzing investments and was Vice President and portfolio manager at Fidelity Investments from 1968 until his retirement in 1996. He has served on registrant's and its predecessor's, ASA, Audit Committee for six years and is Chairman thereof. He also served as chairman of the audit committee of another public company. Mr. MacNaught is an "independent" director pursuant to Item 3 for Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

            (a) Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the annual and semi-annual audit of registrant's and its predecessor's, ASA Limited ("ASA"), financial statements for 2004 and 2003 were $100,000 and $97,000, respectively.

            (b) Audit-Related-Fees - The aggregate fees billed for professional services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant's and its predecessor's, ASA, financial statements for 2004 and 2003 were $28,750 and $0, respectively. The figure for 2004 includes fees billed in connection with the review of documents filed with the Securities and Exchange Commission related to the reorganization of the registrant and ASA.

            (c) Tax Fees - The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning, such as review of tax calculations, ASA's South African tax returns and updates on South African tax law changes for 2004 and 2003 were $18,000 and $15,000, respectively.

            (d) All Other Fees - There were no All Other Fees billed for products and services provided by the independent auditors for 2004 and 2003.

           (e)(1) Audit Committee's Pre-Approval Policy and Procedures. The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 ("Exchange Act") which are approved by the Committee prior to the completion of the audit. The Audit Committee may delegate its pre-approval authority to a subcommittee. If the Committee has delegated its pre-approval authority to a subcommittee, any decision of the subcommittee shall be presented to the full Committee at its next scheduled meeting. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not yet established such policies and procedures.

           (e)(2) Not applicable.

            (f)   Not applicable.

            (g) The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant and its predecessor, ASA, for 2004 and 2003 were $46,750 and $15,000, respectively.

            (h)   Not applicable.

Item 5.     Audit Committee of Listed Registrants.

            (a) The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Malcolm W. MacNaught (Chairman), Robert A. Pilkington and A. Michael Rosholt.

            (b)   Not applicable.

Item 6.     Schedule of Investments.

            Included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                              ASA (BERMUDA) LIMITED

                      PROXY VOTING POLICIES AND PROCEDURES

      The following is a statement of the proxy voting policies and procedures of ASA (Bermuda) Limited ("Company").

      PROXY ADMINISTRATION

      The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

      Authority and responsibility to vote proxies with respect to the Company's portfolio securities has been delegated to the President. In evaluating proxy proposals, the President may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President, who is accountable to the Board of Directors of the Company.

      GENERAL PRINCIPLES

      In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company's portfolio. These policies and procedures are designed to promote accountability of a portfolio company's management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company's managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company's board of directors.

      The Company believes that the quality and depth of a portfolio company's management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company's management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

      SPECIFIC POLICIES

      A.    ROUTINE MATTERS

            1. ELECTION OF DIRECTORS. In general, the Company will vote in favor of management's director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management's nominees are opposed in a proxy contest, the Company will evaluate which nominee's publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

            2. RATIFICATION OF SELECTION OF AUDITORS. In general, the Company will rely on the judgment of management in selecting the independent auditors, nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

            3. STOCK OPTION AND OTHER EQUITY BASED COMPENSATION PLAN PROPOSALS. The Company will generally approve management's recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

      B. ACQUISITIONS, MERGERS, REINCORPORATIONS, REORGANIZATIONS AND OTHER TRANSACTIONS

            Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

      C.    CHANGES IN CAPITAL STRUCTURE

            The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management's business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company's vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

      D.    ANTI-TAKEOVER PROPOSALS

            In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

                   o     Stagger the board of directors;
                   o     Introduce cumulative voting;
                   o     Introduce unequal voting rights;
                   o     Create supermajority voting;
                   o     Establish preemptive rights.

            In general, the Company will vote in favor of any proposals to reverse the above.

      E.    SHAREHOLDER PROPOSALS INVOLVING SOCIAL, MORAL OR ETHICAL MATTERS

            In general, the Company will vote in accordance with management's recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

      F.    CONFLICT OF INTEREST

            In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company's portfolio companies. The Company maintains a record of the affiliated persons of each director and officer of the Company including the President. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company's vote was made solely in the interests of the Company and without regard to any other consideration.

            Date: November 11, 2004

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

            Not applicable for reports covering periods ending before December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant provided disclosure in response to Item 7(d)(2)(ii)(G) of
Schedule 14A in its proxy statement dated January 28, 2005.

Item 11.    Controls and Procedures

            (a) The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

            (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting since ASA, the registrant's predecessor, filed its most recent Form N-Q.

Item 12.    Exhibits.

           (a)(1) The code of ethics that is the subject of disclosure under
                  Item 2 above is attached hereto.

            (2) The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

            (b)   Not applicable.

            (c) The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ASA (Bermuda) Limited


Date: January 28, 2005            By:         /s/ Robert J.A. Irwin
                                      ------------------------------------------
                                                Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.


Date: January 28, 2005            By:          /s/ Robert J.A. Irwin
                                      ------------------------------------------
                                                 Robert J.A. Irwin
                                  Chairman of the Board, President and Treasurer